UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2011

Date of reporting period: March 31, 2011

Item 1. Schedule of Investments:

Putnam Multi-Cap Growth Fund
The fund's portfolio
3/31/11 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value

Aerospace and defense (4.6%)
Goodrich Corp.	296,700	$25,376,751
Honeywell International, Inc.	411,700	24,582,607
Huntington Ingalls Industries, Inc. (NON)	18,116	751,814
L-3 Communications Holdings, Inc.	96,200	7,533,422
MTU Aero Engines Holding AG (Germany)	200,626	13,632,415
Northrop Grumman Corp.	166,500	10,441,215
Precision Castparts Corp.	293,761	43,235,744
TransDigm Group, Inc. (NON)	218,000	18,274,940
United Technologies Corp.	354,300	29,991,495
		173,820,403

Air freight and logistics (0.6%)
United Parcel Service, Inc. Class B (S)	314,200	23,351,344
		23,351,344

Airlines (0.2%)
Delta Air Lines, Inc. (NON)	968,100	9,487,380
		9,487,380

Auto components (0.9%)
Autoliv, Inc. (Sweden)	212,000	15,736,760
Lear Corp.	399,200	19,508,904
		35,245,664

Automobiles (0.6%)
Ford Motor Co. (NON)	1,406,800	20,975,388
		20,975,388

Beverages (1.3%)
Coca-Cola Co. (The)	234,600	15,565,710
Coca-Cola Enterprises, Inc.	1,039,900	28,389,270
Hansen Natural Corp. (NON)	71,900	4,330,537
		48,285,517

Biotechnology (2.1%)
Alexion Pharmaceuticals, Inc. (NON) (S)	132,700	13,094,836
Amarin Corp. PLC ADR (United Kingdom) (NON) (S)	300,000	2,190,000
Amylin Pharmaceuticals, Inc. (NON)	335,300	3,812,361
BioMarin Pharmaceuticals, Inc. (NON) (S)	423,700	10,647,581
Celgene Corp. (NON) (S)	291,600	16,775,748
Cubist Pharmaceuticals, Inc. (NON)	169,432	4,276,464
Dendreon Corp. (NON) (S)	428,364	16,033,665
Human Genome Sciences, Inc. (NON) (S)	485,358	13,323,077
		80,153,732

Building products (0.5%)
Masco Corp.	837,507	11,658,097
Owens Corning, Inc. (NON)	224,400	8,076,156
		19,734,253

Capital markets (1.4%)
Apollo Global Management, LLC Class A (NON) (FWC)	328,116	5,906,088
Goldman Sachs Group, Inc. (The)	46,900	7,432,243
Invesco, Ltd.	618,200	15,801,192
LPL Investment Holdings, Inc. (NON)	169,502	6,069,867
State Street Corp.	443,500	19,930,890
		55,140,280

Chemicals (4.1%)
Agrium, Inc. (Canada)	211,856	19,545,835
Albemarle Corp.	356,400	21,302,028
Celanese Corp. Ser. A	582,574	25,848,808
CF Industries Holdings, Inc.	114,800	15,703,492
Cytec Industries, Inc. (S)	202,900	11,031,673
Huabao International Holdings, Ltd. (China)	4,564,000	7,017,025
Huntsman Corp.	1,190,982	20,699,267
LyondellBasell Industries NV Class A (Netherlands)
(NON)	861,827	34,085,258
		155,233,386

Commercial banks (1.5%)
PNC Financial Services Group, Inc.	489,900	30,858,801
SunTrust Banks, Inc.	190,500	5,494,020
SVB Financial Group (NON) (S)	330,400	18,809,672
		55,162,493

Communications equipment (4.6%)
ADTRAN, Inc.	678,200	28,796,372
Aruba Networks, Inc. (NON) (S)	294,600	9,969,264
Cisco Systems, Inc. (NON)	1,589,255	27,255,723
Polycom, Inc. (NON)	710,399	36,834,188
Qualcomm, Inc.	1,237,000	67,824,710
RADWARE, Ltd. (Israel) (NON) (S)	101,900	3,611,336
		174,291,593

Computers and peripherals (8.0%)
Apple, Inc. (NON)	471,629	164,339,126
EMC Corp. (NON)	1,206,600	32,035,230
Hewlett-Packard Co.	1,675,483	68,644,539
SanDisk Corp. (NON)	711,212	32,779,761
Seagate Technology (NON)	351,700	5,064,480
		302,863,136

Construction and engineering (0.2%)
Shaw Group, Inc. (NON) (S)	218,700	7,744,167
		7,744,167

Consumer finance (0.2%)
Green Dot Corp. Class A (NON) (S)	180,074	7,726,975
		7,726,975

Diversified financial services (1.9%)
CME Group, Inc.	85,800	25,872,990
IntercontinentalExchange, Inc. (NON)	111,100	13,725,294
JPMorgan Chase & Co.	688,500	31,739,850
		71,338,134

Diversified telecommunication services (0.2%)
Iridium Communications, Inc. (NON)	1,032,606	8,229,870
		8,229,870

Electrical equipment (0.7%)
Emerson Electric Co.	188,100	10,990,683
GrafTech International, Ltd. (NON)	820,300	16,922,789
		27,913,472

Electronic equipment, instruments, and components (1.2%)
Elster Group SE ADR (Germany) (NON)	431,431	7,010,754
Jabil Circuit, Inc.	936,800	19,138,824
TE Connectivity, Ltd. (Switzerland)	217,000	7,555,940
Trimble Navigation, Ltd. (NON) (S)	221,000	11,169,340
		44,874,858

Energy equipment and services (3.4%)
Dril-Quip, Inc. (NON)	128,815	10,180,249
National Oilwell Varco, Inc.	550,600	43,646,062
Oil States International, Inc. (NON)	351,056	26,729,404
Schlumberger, Ltd.	436,600	40,717,316
Technip SA (France)	90,422	9,662,383
		130,935,414

Food and staples retail (0.4%)
Costco Wholesale Corp.	185,500	13,600,860
		13,600,860

Food products (0.1%)
Corn Products International, Inc.	91,900	4,762,258
		4,762,258

Health-care equipment and supplies (3.5%)
Baxter International, Inc.	816,458	43,900,947
Covidien PLC (Ireland) (S)	918,500	47,706,890
Medtronic, Inc.	238,380	9,380,253
St. Jude Medical, Inc. (NON)	500,400	25,650,504
Stryker Corp.	123,800	7,527,040
		134,165,634

Health-care providers and services (4.6%)
Aetna, Inc.	1,050,000	39,301,500
CIGNA Corp.	398,700	17,654,436
Express Scripts, Inc. (NON)	513,500	28,555,735
HealthSouth Corp. (NON) (S)	1,120,800	27,997,584
Lincare Holdings, Inc. (S)	489,700	14,524,502
McKesson Corp.	226,200	17,881,110
Quest Diagnostics, Inc.	470,864	27,178,270
		173,093,137

Health-care technology (0.5%)
Cerner Corp. (NON)	59,600	6,627,520
SXC Health Solutions Corp. (Canada) (NON)	236,400	12,954,720

		19,582,240

Hotels, restaurants, and leisure (1.8%)
Carnival Corp.	247,700	9,501,772
Las Vegas Sands Corp. (NON)	497,155	20,989,884
Panera Bread Co. Class A (NON)	66,250	8,413,750
Starbucks Corp.	498,200	18,408,490
Wyndham Worldwide Corp.	314,769	10,012,802
		67,326,698

Household durables (0.7%)
Fortune Brands, Inc.	189,404	11,722,214
Newell Rubbermaid, Inc.	770,900	14,747,317
		26,469,531

Household products (1.3%)
Colgate-Palmolive Co.	376,500	30,406,140
Procter & Gamble Co. (The)	303,500	18,695,600
		49,101,740

Independent power producers and energy traders (0.7%)
AES Corp. (The) (NON)	2,143,300	27,862,900
		27,862,900

Industrial conglomerates (0.3%)
General Electric Co.	663,400	13,301,170
		13,301,170

Insurance (2.2%)
Aflac, Inc.	719,400	37,969,932
AON Corp.	63,129	3,343,312
Assurant, Inc.	227,683	8,768,072
Assured Guaranty, Ltd. (Bermuda)	250,800	3,736,920
Hartford Financial Services Group, Inc. (The)	1,160,100	31,241,493
		85,059,729

Internet and catalog retail (2.2%)
Amazon.com, Inc. (NON)	247,900	44,654,227
Priceline.com, Inc. (NON)	78,990	40,003,696
		84,657,923

Internet software and services (3.6%)
Baidu, Inc. ADR (China) (NON)	159,187	21,937,560
Google, Inc. Class A (NON)	125,201	73,394,078
VeriSign, Inc.	509,400	18,445,374
WebMD Health Corp. (NON) (S)	414,000	22,115,880
		135,892,892

IT Services (2.1%)
Accenture PLC Class A	72,400	3,979,828
Cognizant Technology Solutions Corp. (NON)	267,400	21,766,360
Mastercard, Inc. Class A	117,200	29,501,584
Unisys Corp. (NON)	307,158	9,589,473
Western Union Co. (The)	704,500	14,632,465
		79,469,710

Leisure equipment and products (0.5%)
Hasbro, Inc.	441,800	20,693,912
		20,693,912

Life sciences tools and services (2.3%)
Agilent Technologies, Inc. (NON) (S)	451,100	20,200,258
Bruker Corp. (NON)	897,198	18,706,578
Sequenom, Inc. (NON) (S)	192,758	1,220,158
Thermo Fisher Scientific, Inc. (NON)	846,600	47,028,630
		87,155,624

Machinery (5.0%)
AGCO Corp. (NON) (S)	358,100	19,684,757
Cummins, Inc.	204,500	22,417,290
Eaton Corp.	594,446	32,956,086
Ingersoll-Rand PLC	590,100	28,507,731
Lincoln Electric Holdings, Inc.	178,552	13,555,668
Lonking Holdings, Ltd. (China)	9,459,000	6,651,334
Parker Hannifin Corp.	460,306	43,581,772
Timken Co.	443,330	23,186,159
		190,540,797

Media (2.8%)
DIRECTV Class A (NON)	574,700	26,895,960
Interpublic Group of Companies, Inc. (The)	2,503,300	31,466,481
Time Warner, Inc.	706,800	25,232,760
Walt Disney Co. (The) (S)	538,000	23,182,420
		106,777,621

Metals and mining (2.1%)
Carpenter Technology Corp. (S)	131,100	5,599,281
Cliffs Natural Resources, Inc. (S)	178,697	17,562,341
Freeport-McMoRan Copper & Gold, Inc. Class B	418,400	23,242,120
Teck Resources Limited Class B (Canada)	284,300	15,073,586
Walter Energy, Inc. (S)	123,390	16,710,708
		78,188,036

Multiline retail (1.4%)
Kohl's Corp.	617,900	32,773,416
Nordstrom, Inc. (S)	447,871	20,100,450
		52,873,866

Office electronics (0.3%)
Xerox Corp.	1,087,577	11,582,695
		11,582,695

Oil, gas, and consumable fuels (4.4%)
Alpha Natural Resources, Inc. (NON) (S)	614,500	36,482,865
Brigham Exploration Co. (NON) (S)	356,617	13,259,020
CONSOL Energy, Inc.	107,700	5,775,951
Linn Energy, LLC (Units)	595,118	23,167,944
Nexen, Inc. (Canada)	522,300	13,031,889
Noble Energy, Inc.	136,800	13,221,720
Occidental Petroleum Corp.	391,400	40,897,386
QEP Resources, Inc.	382,700	15,514,658
Warren Resources, Inc. (NON)	992,814	5,053,423
		166,404,856

Personal products (0.4%)
Estee Lauder Cos., Inc. (The) Class A (S)	157,800	15,205,608
		15,205,608

Pharmaceuticals (0.7%)
Elan Corp. PLC ADR (Ireland) (NON) (S)	862,317	5,932,741
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	392,300	19,681,691
		25,614,432

Real estate management and development (0.9%)
CB Richard Ellis Group, Inc. Class A (NON) (S)	1,284,400	34,293,480
		34,293,480

Road and rail (1.6%)
Hertz Global Holdings, Inc. (NON)	925,700	14,468,691
Kansas City Southern (NON) (S)	497,854	27,108,150
Swift Transporation Co. (NON)	1,297,746	19,076,866
		60,653,707

Semiconductors and semiconductor equipment (3.0%)
First Solar, Inc. (NON) (S)	152,110	24,465,372
Intel Corp.	382,063	7,706,211
KLA-Tencor Corp. (S)	383,600	18,171,132
Marvell Technology Group, Ltd. (NON)	1,570,600	24,422,830
Novellus Systems, Inc. (NON)	412,800	15,327,264
Texas Instruments, Inc.	745,000	25,747,200
		115,840,009

Software (6.1%)
Adobe Systems, Inc. (NON) (S)	460,700	15,276,812
BMC Software, Inc. (NON)	685,500	34,096,770
Check Point Software Technologies, Ltd. (Israel) (NON)	368,200	18,796,610
Microsoft Corp.	753,663	19,112,894
Nintendo Co., Ltd. (Japan)	20,100	5,436,290
Oracle Corp.	1,797,500	59,982,575
Quest Software, Inc. (NON)	264,100	6,705,499
Red Hat, Inc. (NON)	305,466	13,865,102
Salesforce.com, Inc. (NON) (S)	243,996	32,592,986
Synchronoss Technologies, Inc. (NON)	227,400	7,902,150
Synopsys, Inc. (NON) (S)	277,700	7,678,405
VMware, Inc. Class A (NON)	140,250	11,435,985
		232,882,078

Specialty retail (1.7%)
Bed Bath & Beyond, Inc. (NON)	342,287	16,522,193
Dick's Sporting Goods, Inc. (NON)	372,000	14,872,560
Office Depot, Inc. (NON)	644,800	2,985,424
Signet Jewelers, Ltd. (Bermuda) (NON)	88,500	4,072,770
TJX Cos., Inc. (The)	231,372	11,506,130
Urban Outfitters, Inc. (NON) (S)	479,500	14,303,485
		64,262,562

Textiles, apparel, and luxury goods (1.4%)
Coach, Inc.	200,800	10,449,632
Hanesbrands, Inc. (NON)	484,600	13,103,584
Iconix Brand Group, Inc. (NON) (S)	802,900	17,246,292
Steven Madden, Ltd. (NON)	274,876	12,899,931

				53,699,439

Tobacco (1.1%)
Philip Morris International, Inc.			635,300	41,694,739
				41,694,739

Trading companies and distributors (0.1%)
WESCO International, Inc. (NON) (S)			77,367	4,835,438
				4,835,438

Wireless telecommunication services (0.8%)
American Tower Corp. Class A (NON)			163,902	8,493,402
NII Holdings, Inc. (NON)			500,600	20,860,002
				29,353,404

Total common stocks (cost $3,037,700,296)				$3,759,406,184

WARRANTS (0.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/04/19	$10.61	1,682,858	$1,548,398
Hartford Financial Services Group, Inc. (The) (W)	6/26/19	9.79	169,400	3,106,796
JPMorgan Chase & Co. (W)	10/28/18	42.42	336,300	5,643,114

Total warrants (cost $8,281,595)				$10,298,308

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Honeywell International, Inc. (Call)	Apr-11/$60.00		3,325,914	$2,908,445
JPMorgan Chase & Co. (Call)	Jan-12/45.00		536,726	2,445,130

Total purchased options outstanding (cost $4,246,184)				$5,353,575

CONVERTIBLE PREFERRED STOCKS (--%)(a)
			Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 04/14/00,
cost $10,451,238) (Private) (F)(RES)(NON)			125,000	$--

Total convertible preferred stocks (cost $10,451,238)				$--

SHORT-TERM INVESTMENTS (10.3%)(a)
			Principal amount/shares	Value

U.S. Treasury Bills for effective yields from 0.16% to
0.22%, November 17, 2011 (SEGSF)			$1,459,000	$1,457,509
U.S. Treasury Bills for an effective yield of 0.22%,
July 28, 2011 (SEGSF)			764,000	763,363
U.S. Treasury Bills for effective yields from 0.22% to
0.24%, October 20, 2011 (SEGSF)			1,665,000	1,663,122
Putnam Cash Collateral Pool, LLC 0.19% (d)			331,022,633	331,022,633
Putnam Money Market Liquidity Fund 0.13% (e)			55,986,776	55,986,776

Total short-term investments (cost $390,892,766)				$390,893,403

TOTAL INVESTMENTS

Total investments (cost $3,451,572,079)(b)				$4,165,951,470

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $33,136,844) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Euro	Sell	4/20/11	$34,157,833	$33,136,844	$(1,020,989)

Total						$(1,020,989)

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $831,478) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Honeywell International, Inc. (Call)	3,325,914	Apr-11/$62.50	$487,080

Total			$487,080

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	80,413	$--	9/26/11	(1 month USD-	A basket	$260,240
				LIBOR-BBA plus	(GSCBPBNK)
				35 bp)	of common stocks

baskets	62,300	--	9/14/11	(1 month USD-	A basket	569,104
				LIBOR-BBA plus 60	(GSGLPMIN)
				bp)	of common stocks

Total						$829,344

Key to holding's abbreviations

ADR	American Depository Receipts

Notes to the fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2011 through March 31, 2011 (the reporting period).

(a) Percentages indicated are based on net assets of $3,804,177,550.

(b) The aggregate identified cost on a tax basis is $3,451,819,894, resulting in gross unrealized appreciation and depreciation of $804,778,467 and $90,646,891, respectively, or net unrealized appreciation of $714,131,576.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $-, or less than 0.1% of net assets.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

(FWC) Forward commitments, in part or in entirety.

(d) The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $324,499,837. The fund received cash collateral of $331,022,633 which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close fo the reporting period.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $69,334 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,008,847,685 and $971,712,530, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities' valuation inputs.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

(W) Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $213,910,684 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Options contracts: The fund uses options contracts to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. The fund had an average contract amount of approximately 1,300,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 1,000,000 on written options contracts for the reporting period.

Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $23,500,000 on forward currency contracts for the reporting period.

Total return swap contracts: The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,758,601 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,020,989 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $706,483.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Consumer discretionary	$532,982,604	$--	$--

	Consumer staples	172,650,722	--	--

	Energy	297,340,270	--	--

	Financials	308,721,091	--	--

	Health care	519,764,799	--	--

	Industrials	531,382,131	--	--

	Information technology	1,097,696,971	--	--

	Materials	233,421,422	--	--

	Telecommunication services	37,583,274	--	--

	Utilities	27,862,900	--	--

Total common stocks		3,759,406,184	--	--

Convertible preferred stocks		--	--	--

Purchased options outstanding		--	5,353,575	--

Warrants		10,298,308	--	--

Short-term investments		55,986,776	334,906,627	--

Totals by level		$3,825,691,268	$340,260,202	$--

			Valuation inputs

Other financial instruments:		Level 1	Level 2	Level 3

Forward currency contracts		$--	$(1,020,989)	$--

Written options		--	(487,080)	--

Total return swap contracts		--	829,344	--

Totals by level		$--	$(678,725)	$--

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$--	$1,020,989

Equity contracts	16,481,227	487,080

Total	$16,481,227	$1,508,069

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: May 27, 2011

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: May 27, 2011